SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2007

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Zanker Road

San Jose, California

95112

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 28, 2007, Integrated Silicon Solution, Inc. (“ISSI”) dismissed Ernst & Young LLP (“E&Y”) as ISSI’s independent registered public accounting firm. The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of ISSI.

The reports of E&Y on the financial statements of ISSI for the years ended September 30, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but did include explanatory paragraphs for the effects of a restatement of the financial statements for the years ended September 30, 2005 and 2004, and the adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” in 2006.

During the years ended September 30, 2006 and 2005 and through June 28, 2007, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements of ISSI for such years.

During the years ended September 30, 2006 and 2005 and through June 28, 2007, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as described below.

As previously reported in ISSI’s Annual Report on Form 10-K filed on May 30, 2007, ISSI concluded that errors that led to the restatement of its financial statements for the years ended September 30, 2005 and 2004 resulted from inadequate internal control over the accounting for its stock option programs. We identified a material weakness in our internal control over financial reporting related to our stock option granting practices and the related accounting in periods ending prior to March 31, 2006. Beginning in March 2006, we standardized and formalized the procedure for granting awards of stock options to employees and to executive officers. We believe that the changes made in March 2006 remediated the past material weakness in our internal control over financial reporting related to our stock option granting practices and the related accounting, and reduced to remote the likelihood that any incorrect measurement dates or any material error in accounting for stock options could have occurred during fiscal 2006 and not been detected as part of our financial reporting close process.

ISSI has furnished a copy of the above disclosures to E&Y and has requested that E&Y furnish ISSI with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On June 28, 2007 , ISSI engaged Grant Thornton as its new independent registered public accounting firm to audit ISSI’s financial statements for the year ending September 30, 2007 and to review the financial statements to be included in ISSI’s quarterly report on Form 10-Q for the quarter ending June 30, 2007.

Prior to the engagement of Grant Thornton, neither ISSI nor anyone on behalf of ISSI consulted with Grant Thornton during ISSI’s two most recent fiscal years and through June 28, 2007 in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ISSI’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: July 5, 2007	/s/ SCOTT D. HOWARTH
Scott D. Howarth
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

16.1    Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 5, 2007.